UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2006

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

12900 Snow Road
Parma, Ohio 44130
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  216-676-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Independent Registered Public Accounting Firm.

        On June 28, 2006, the Administrative Committee (the “Committee”) of the UCAR Carbon Savings Plan (the “Savings Plan”) selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accountants to audit the financial statements of the Savings Plan for the plan year ended December 31, 2005.

        During the plan years ended December 31, 2005 and 2004 and during the period between December 31, 2005 and June 28, 2006, neither the Savings Plan nor anyone on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Savings Plan’s financial statements or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

        The financial statements of the Savings Plan for the plan year ended December 31, 2004 were audited by Siegfried & Schieffer, LLC (“Siegfried”). Siegfried has notified GrafTech International Ltd (the “Company”, “we”, or “us”) of its intent to resign as the independent registered public accounting firm for the Savings Plan. In its notice to the Company, Siegfried advised us that it has decided to transition out of its traditional CPA/consulting business in order to focus solely on its resource services business. Although neither the Committee nor the Audit Committee of the Board of Directors of GrafTech International Ltd. sought or recommended Siegfried’s resignation, the Committee accepted such resignation on June 27, 2006.

        Siegfried’s report on the Savings Plan’s financial statements as of and for the plan year ended December 31, 2004 did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

        During the plan year ended December 31, 2004 and through, June 27, 2006, there were no disagreements with Siegfried on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Siegfried, would have caused Siegfried to make reference thereto in their reports on the financial statements for such year. During the plan year ended December 31, 2004 and through June 27, 2006, there have been no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K). Siegfried has furnished to the Company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Siegfried’s letter, dated June 27, 2006, is filed as Exhibit 16.1 hereto.

Item 9.01.   Financial Statements and Exhibits.

    (d)        16.1 Letter from Siegfried & Schieffer, LLC dated June 27, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2006	GRAFTECH INTERNATIONAL LTD. By: /s/ Mark Widmar ________________________________ Mark Widmar Chief Financial Officer and Vice President

Exhibit Index

    16.1        Letter from Siegfried & Schieffer, LLC dated June 27, 2006.